                                                           EXHIBIT 24.01








                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer or Director and Officer of Northern Illinois Gas Company, an Illinois corporation d/b/a Nicor Gas Company, does hereby constitute and appoint D. W. LOHRENTZ, D. L. CYRANOSKI, and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer or Director and Officer, a shelf Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to and not to exceed $175,000,000 principal amount of the company's First Mortgage Bonds, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 11th day of December, 1997.


                                      ROBERT M. BEAVERS, JR.
                                      Robert M. Beavers, Jr.

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer or Director and Officer of Northern Illinois Gas Company, an Illinois corporation d/b/a Nicor Gas Company, does hereby constitute and appoint D. W. LOHRENTZ, D. L. CYRANOSKI, and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer or Director and Officer, a shelf Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to and not to exceed $175,000,000 principal amount of the company's First Mortgage Bonds, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 11th day of December, 1997.


                                         BRUCE P. BICKNER
                                         Bruce P. Bickner

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer or Director and Officer of Northern Illinois Gas Company, an Illinois corporation d/b/a Nicor Gas Company, does hereby constitute and appoint D. W. LOHRENTZ, D. L. CYRANOSKI, and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer or Director and Officer, a shelf Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to and not to exceed $175,000,000 principal amount of the company's First Mortgage Bonds, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 11th day of December, 1997.


                                       JOHN H. BIRDSALL, III
                                       John H. Birdsall, III

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer or Director and Officer of Northern Illinois Gas Company, an Illinois corporation d/b/a Nicor Gas Company, does hereby constitute and appoint D. W. LOHRENTZ, D. L. CYRANOSKI, and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer or Director and Officer, a shelf Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to and not to exceed $175,000,000 principal amount of the company's First Mortgage Bonds, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 11th day of December, 1997.


                                           JOHN E. JONES
                                           John E. Jones

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer or Director and Officer of Northern Illinois Gas Company, an Illinois corporation d/b/a Nicor Gas Company, does hereby constitute and appoint D. W. LOHRENTZ, D. L. CYRANOSKI, and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer or Director and Officer, a shelf Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to and not to exceed $175,000,000 principal amount of the company's First Mortgage Bonds, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 11th day of December, 1997.


                                         DENNIS J. KELLER
                                         Dennis J. Keller

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer or Director and Officer of Northern Illinois Gas Company, an Illinois corporation d/b/a Nicor Gas Company, does hereby constitute and appoint D. W. LOHRENTZ, D. L. CYRANOSKI, and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer or Director and Officer, a shelf Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to and not to exceed $175,000,000 principal amount of the company's First Mortgage Bonds, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 11th day of December, 1997.


                                         CHARLES S. LOCKE
                                         Charles S. Locke

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer or Director and Officer of Northern Illinois Gas Company, an Illinois corporation d/b/a Nicor Gas Company, does hereby constitute and appoint D. W. LOHRENTZ, D. L. CYRANOSKI, and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer or Director and Officer, a shelf Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to and not to exceed $175,000,000 principal amount of the company's First Mortgage Bonds, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 11th day of December, 1997.


                                        SIDNEY R. PETERSEN
                                        Sidney R. Petersen

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer or Director and Officer of Northern Illinois Gas Company, an Illinois corporation d/b/a Nicor Gas Company, does hereby constitute and appoint D. W. LOHRENTZ, D. L. CYRANOSKI, and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer or Director and Officer, a shelf Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to and not to exceed $175,000,000 principal amount of the company's First Mortgage Bonds, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 11th day of December, 1997.


                                          DANIEL R. TOLL
                                          Daniel R. Toll

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer or Director and Officer of Northern Illinois Gas Company, an Illinois corporation d/b/a Nicor Gas Company, does hereby constitute and appoint D. W. LOHRENTZ, D. L. CYRANOSKI, and G. M. BEHRENS, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer or Director and Officer, a shelf Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to and not to exceed $175,000,000 principal amount of the company's First Mortgage Bonds, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 11th day of December, 1997.


                                         PATRICIA A. WIER
                                         Patricia A. Wier